                                     (LOGO)

                          LONGLEAF PARTNERS FUNDS (SM)

                                 ANNUAL REPORT
                              at December 31, 2001

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1

Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    5
  Performance Contributions................................    7
  Performance History......................................    8
  Portfolio Summary........................................    9
  Portfolio of Investments.................................   10

Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   13
  Performance Contributions................................   15
  Performance History......................................   16
  Portfolio Summary........................................   17
  Portfolio of Investments.................................   18

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   21
  Performance Contributions................................   23
  Performance History......................................   24
  Portfolio Summary........................................   25
  Portfolio of Investments.................................   26
Financial Statements and Footnotes.........................   28
Financial Highlights.......................................   40
Report of Independent Accountants..........................   43
Information on Boards of Trustees..........................   44
Service Directory.....................................Back Cover

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR PARTNERS:

We are pleased to report the 2001 results of the Longleaf Partners Funds. As the table below shows:

- All three funds protected capital over the last twelve months and produced positive returns;

- Each fund beat its respective benchmark by a meaningful amount, and Longleaf Partners International Fund was the best performing international fund out of a universe of over 800 international funds tracked by Lipper;

- All three funds earned an Overall Morningstar Rating of 5 stars, its highest, for the periods ended December 31, 2001;*

- Two of the three funds approached our absolute goal of inflation plus 10%.

                                               2001 RETURN
                                               -----------
PARTNERS FUND................................      10.3%
S&P 500......................................     (11.9)%

INTERNATIONAL FUND...........................      10.5%
EAFE.........................................     (22.6)%

SMALL-CAP FUND...............................       5.5%
Russell 2000.................................       2.5%

Inflation plus 10%...........................      11.6%

The progress of our stocks' prices, however, was much better than the performance of our businesses. For the first time in a decade the aggregate appraised intrinsic value of our holdings declined. The recession, combined with the dramatic impact of the September 11th attacks, reduced free cash flow at a number of the companies we own. As a result of rising stocks and flat or lower corporate values, the price-to-value ratios of the three funds are much higher than they were a year ago and are slightly above the portfolios' historic averages. While the funds currently offer attractive return opportunity, in 2002 we anticipate improvement driven by three components: 1) sales of fully priced holdings, 2) purchases of businesses selling at 60% or less of our appraisal, and 3) value growth at the companies we own.

Each fund has several positions that are selling at 90% or more of our appraisal. We will sell these companies if recent price momentum moves these stocks to fair value. Selling a fully priced business will reduce the average price-to-value ratio of

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

the remaining portfolio and provide additional liquidity to make purchases of more undervalued stocks.

New holdings selling for 60% or less of appraisal will increase the discount of the overall portfolio. Identifying those businesses that qualify for investment is currently our greatest challenge. In contrast to Longleaf's last two years of successful compounding, the Wall Street Journal's year-end mutual fund edition reported, "Investors Grapple With Second Year of Losses." With recent negative or low returns in multiple asset classes, some might assume that undervaluation is rampant. It is not.

The last two years of negative market returns resulted both from grossly excessive optimism being partially corrected and from falling corporate worth. From a macro view, average prices are still materially above conservative appraisals. The S&P 500's earnings are projected to recover in 2002. Operating earnings for the Index, including recurring "one-time" charges, should rebound to the $40 to $45 per share level and should be worth 800 to 900 using a P/E of 20 (the implied multiple given today's 5% ten-year U.S. Treasury Bond yield). As we go to press the S&P 500 trades at 1122.

Macro assessments play no part in our decision making, but the above numbers help explain why we have recently sold more than we have bought, why each fund has over 10% cash, and why our analysts are frustrated by the lack of qualifying buying opportunities. With our low turnover we need only three to four new and successful investments per year in each fund to deliver strong long-term results. We are hopeful that patience, hard work, and renewed market volatility will enable us to find the requisite investments in 2002.

Portfolio changes can provide greater return opportunity, but having the businesses we own grow their values is critical to long-term compounding. After marking down a number of our appraisals during 2001, our current estimates of corporate worth are conservative and generally anticipate cash flow returning to 1999 levels sometime in late 2002 or 2003. If the economy improves more quickly or our management partners allocate capital exceptionally well, value growth could be higher than projected.

The importance of value growth highlights the fallacy that "value" and "growth" are mutually exclusive. At Longleaf we seek both a substantial discount to appraisal AND double-digit value growth for a company to qualify as an investment. Without rising corporate worth, time works against our return and analytical efforts have less room for error. When corporate value grows, stock

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

prices are pulled higher even if the discount to appraised worth remains large. Taxable investors receive the additional benefit of deferring tax liabilities.

The Partners Fund's most recent new purchase, Disney, illustrates both value and growth. For the first time in decades the stock's price fell to 60% of our appraisal due to the combination of the 9/11 attacks and a huge sale by one of the company's largest investors. While slower travel and advertising lowered Disney's worth after 9/11, the stock price fell much further. More importantly, the company maintains its ability to grow its value through the reinvestment of what will be an increasing free cash flow coupon. Management has a history of investing retained earnings at double-digit returns. The likelihood of this value growth is strong because of the competitive position of the businesses' dominant and irreplaceable brands. In many ways we hope that the stock takes a while to recover fully so that we can own Disney long enough to reap the benefit of its additional value growth.

We enter 2002 not only excited about the investments we own, but also about the positioning of Southeastern Asset Management as a firm. Our London office has been open for six months and Jim Thompson's work finding new investment opportunities and meeting with managements across Europe has already produced valuable results. The liquidation of Longleaf Partners Realty Fund has been successfully completed, and the opportunities and flexibility we gained for our capital by moving from an increasingly restrictive sector fund into three broader funds should be rewarding. The three remaining Longleaf Funds enable us to pursue any equity opportunity around the globe, and our research talent and time will be more concentrated since we need fewer new qualifying investments to be successful.

We also thought it useful to mention recent changes in laws governing IRA accounts. Specifically, maximum contribution limits for 2002 have risen from $2,000 to $3,000 ($3,500 for persons 50 or older). Although contributions may not be deductible, fund distributions compound tax-free. Our transfer agent can answer questions about the requirements. We encourage those of you with IRA accounts at Longleaf to take advantage of the additional tax-free benefits.

We also want to direct your attention to a piece of proposed legislation that could positively impact a large number of our investment partners. One suggested part of last year's economic stimulus package would allow shareholders of mutual funds to defer taxes on a portion of reinvested capital gains distributions until they sell their mutual fund shares. We encourage you to contact your congressional representatives to support inclusion of this important initiative in current

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

legislation. For more information please go to the mutual fund industry association's web site, www.ici.org, and look under "Issues in Mutual Fund Legislation" - "Tax and Retirement" topics.

We invite all of our partners to attend our annual shareholder presentation in Memphis. We will meet this year on Wednesday, May 8th at 5:30 at the Memphis Botanic Garden. We are always honored by the number of people who attend and the distance many travel. It will be a pleasure to see those of you who can be there.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

---------------

* For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five- and ten-year (if applicable) Morningstar Rating metrics. The Partners and Small-Cap Funds were rated against the following numbers of U.S.-domiciled domestic equity funds over the following time periods: 4,811 funds in the last three years, 3,160 funds in the last five years, and 895 funds in the last ten years. With respect to these domestic equity funds, the Partners Fund received a Morningstar Rating of 4 stars, 5 stars and 5 stars for the three-, five-, and ten-year periods, respectively. With respect to the same domestic equity funds, the Small-Cap Fund received a Morningstar Rating of 4 stars, 4 stars and 5 stars for the three-, five-, and ten-year periods, respectively. The International Fund was rated against 1,349 U.S.-domiciled international equity funds for the three years following the International Fund's inception and received a Morningstar Rating of 5 stars for the three-year period. (C)2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund posted an outstanding fourth quarter, up 15.2%, besting the S&P 500's 10.7% gain. For 2001 the Partners Fund returned 10.3% while the S&P lost 11.9%.

Broad anticipation of economic recovery combined with good results at a number of our holdings helped to drive the Fund's strong fourth quarter. Several of our largest positions led the gain including Marriott, FedEx, and Tricon Global.

Tricon Global's fourth quarter strength was a continuation of its momentum throughout the year. The stock gained 49% in 2001, making this franchisor and owner of Pizza Hut, Taco Bell, and KFC restaurants the largest contributor to the Partners Fund's return. Tricon Global's new leadership at Taco Bell improved results through operations and financing help for some franchisees. Tricon also continued to earn high returns on the overseas expansion of KFC restaurants. Because Tricon Global was one of the few businesses in the portfolio that grew its worth during the year, the stock remains undervalued even after its 2001 performance.

Georgia-Pacific Timber Group completed its merger into Plum Creek Timber in the fourth quarter. Becoming part of a REIT structure will increase the company's cash flow and, for taxable shareholders, will reduce tax rates on distributed income as dividends from the sale of timber become taxed as long-term capital gains instead of ordinary income. The stock reflected the benefits of the merger, and Georgia-Pacific Timber, now Plum Creek, was the second largest contributor to the Partners Fund's 2001 results.

FedEx rebounded 41% in the fourth quarter and was up 30% for the year. The company's cost structure has greatly improved, and yields were positive despite terrible volumes. When the economy rebounds, higher revenues leveraged over the lower cost structure will increase margins and cause the company's value to grow rapidly.

AT&T's plan to break the company into four separate companies made progress, reflected in the stock's 36% rise. We received AT&T Wireless shares which we sold as their price rose to our appraisal. AT&T has accepted Comcast's offer of $55 billion for the broadband business, a price we think reflects fair value. AT&T has announced its next step toward separating its operating businesses, creating a tracking stock for its consumer long distance services.

Waste Management completed most of its new systems implementation and made a number of operational improvements during 2001. In spite of slowing revenue growth due to the recession, Maury Myers and his team drove costs down and

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

improved margins. The stock increased 15% over the year. The systems and operations changes being implemented should drive strong results in 2002.

Several companies detracted from the Partners Fund's 2001 performance. General Motors - Class H (Hughes) experienced lower new subscriber growth at DirecTV as negotiations for selling the company dragged on longer than anticipated. We enter 2002 with an agreement to be merged with EchoStar, a combination that could create substantial additional value.

Host Marriott fell 25% during the year in spite of its 28% rise in the fourth quarter. Travel declines after 9/11 especially affected central business district high-end hotels such as those owned by Host Marriott. The company experienced negative REVPAR (revenue per available room) which hurt both the corporate value as well as the stock price. Chris Nasetta and his team are managing the company well through this challenging time. As business travel improves, and REVPAR numbers indicate this is happening, Host Marriott should see a rapid cash flow recovery.

Telephone and Data Systems (TDS) suffered along with the rest of the cellular industry amid fears over industry capacity outpacing new subscriber additions. Even with this headwind, TDS remains extremely undervalued, thanks in part to its huge ownership of rural wireline companies and a large stake in Deutsche Telekom.

During 2001 the Partners Fund portfolio remained stable with only 18% turnover. We purchased Disney, GM-Hughes, and TDS, and added to several businesses we already owned. Early in the year we sold Canadian Pacific and parted with DeBeers when it was taken private. More recently we liquidated our positions in AT&T Wireless, Coca-Cola Enterprises, and Aetna as each approached our appraisals. We have completed our sales of the latter two businesses since the end of the year.

Our low turnover partially reflects the challenge we are having finding qualifying investments. We are diligently looking for a home for our 10% cash position. Through hard work and patience we will protect our capital and yours by investing only when we find a business that we believe qualifies both qualitatively and quantitatively.

                   PARTNERS FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 2001. Each company listed impacted performance by at least $20 million.

                                                         CONTRIBUTION
                                                         ------------
FROM PORTFOLIO HOLDINGS:
  Tricon Global Restaurants, Inc.......................  $ 92,178,000
  Plum Creek Timber Company, Inc. (formerly
     Georgia-Pacific Corporation - Timber Group).......    70,238,254
  FedEx Corporation....................................    66,930,800
  AT&T Corp............................................    55,818,826
  Waste Management, Inc................................    49,716,220
  The NipponKoa Insurance Company, Ltd.................    38,873,138
  De Beers Consolidated Mines, Ltd. net of Anglo
     American short sale...............................    36,839,341
  Rayonier Inc.........................................    35,082,750
  The Walt Disney Corporation..........................    32,366,928
  Knight Ridder, Inc...................................    26,923,231
  Telephone and Data Systems, Inc. net of Deutsche
     Telekom short sale................................   (23,192,474)
  Host Marriott Corporation............................   (29,300,460)
  General Motors -- Class H............................   (38,658,418)
  All others, net......................................     7,599,209
                                                         ------------
                                                          421,415,345
Interest income........................................    12,229,047
Expenses...............................................   (38,822,214)
                                                         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................  $394,822,178
                                                         ============

                      PARTNERS FUND - PERFORMANCE HISTORY

                             LONGLEAF PARTNERS FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                                 OVER TEN YEARS

The following are the co-ordinates for the line graph depicting the change in value of a $10,000 investment over 10 years ending 12/31/01.

                           PARTNERS     S&P 500    VALUE-LINE   INFLATION
                             FUND        INDEX       INDEX      PLUS 10%
                           ---------   ---------   ----------   ---------
91 December                10,000.00   10,000.00   10,000.00    10,000.00
92 January                 10,322.99    9,824.76   10,392.24    10,097.84
92 February                10,670.71    9,939.62   10,618.43    10,217.43
92 March                   10,662.46    9,746.64   10,318.04    10,351.52
92 April                   10,780.87   10,044.83   10,224.19    10,449.36
92 May                     10,632.49   10,079.21   10,261.49    10,547.20
92 June                    10,572.54    9,931.43    9,880.08    10,666.79
92 July                    10,774.87   10,350.12   10,161.23    10,771.88
92 August                  10,495.35   10,127.32    9,866.45    10,884.22
92 September               10,820.59   10,245.36    9,901.34    10,996.56
92 October                 11,007.19   10,293.10    9,997.19    11,116.15
92 November                11,574.48   10,628.48   10,438.76    11,213.98
92 December                12,046.75   10,761.89   10,695.44    11,290.07
93 January                 12,324.54   10,861.20   10,968.56    11,439.84
93 February                12,532.68   10,997.43   10,964.15    11,573.71
93 March                   13,036.65   11,230.14   11,230.45    11,707.57
93 April                   12,672.81   10,971.51   10,916.02    11,833.48
93 May                     13,065.33   11,246.78   11,243.68    11,943.48
93 June                    13,157.92   11,283.80   11,160.66    12,053.48
93 July                    13,200.54   11,250.33   11,166.28    12,147.56
93 August                  13,783.99   11,666.11   11,537.66    12,273.47
93 September               13,807.75   11,576.17   11,542.07    12,391.42
93 October                 14,278.93   11,826.61   11,757.44    12,533.25
93 November                14,409.23   11,699.75   11,495.15    12,635.29
93 December                14,720.58   11,844.98   11,842.46    12,729.37
94 January                 15,109.55   12,256.85   12,215.85    12,870.37
94 February                15,002.51   11,912.28   12,031.76    13,020.10
94 March                   15,255.73   11,395.20   11,424.16    13,169.83
94 April                   15,451.52   11,552.89   11,468.68    13,293.37
94 May                     16,088.48   11,725.31   11,360.39    13,408.18
94 June                    16,011.91   11,440.76   11,024.71    13,557.91
94 July                    16,400.00   11,828.16   11,291.01    13,698.91
94 August                  17,065.68   12,304.41   11,810.38    13,857.38
94 September               16,873.37   12,001.13   11,546.08    13,998.38
94 October                 16,887.29   12,280.86   11,557.31    14,113.19
94 November                16,034.53   11,823.98   11,009.87    14,236.73
94 December                16,040.14   11,998.49   11,130.18    14,342.80
95 January                 16,468.14   12,317.23   11,139.81    14,519.81
95 February                17,433.71   12,786.39   11,545.68    14,696.82
95 March                   17,882.31   13,166.16   11,711.72    14,864.25
95 April                   17,999.38   13,563.02   11,942.33    15,031.68
95 May                     18,590.34   14,089.01   12,177.75    15,179.95
95 June                    18,815.11   14,422.12   12,476.54    15,328.21
95 July                    19,348.94   14,909.74   12,962.22    15,447.74
95 August                  19,798.48   14,938.75   13,069.70    15,605.58
95 September               20,182.46   15,567.24   13,274.65    15,753.85
95 October                 20,219.92   15,522.31   12,730.41    15,921.28
95 November                20,838.04   16,191.26   13,182.80    16,031.22
95 December                20,451.18   16,503.55   13,276.65    16,141.16
96 January                 21,205.41   17,075.02   13,411.81    16,370.31
96 February                21,669.55   17,222.07   13,605.92    16,557.40
96 March                   21,746.91   17,389.03   13,834.52    16,776.03
96 April                   22,249.73   17,656.48   14,266.86    16,973.63
96 May                     22,665.52   18,095.72   14,508.30    17,139.69
96 June                    22,607.50   18,168.84   14,208.71    17,284.72
96 July                    21,563.19   17,373.84   13,320.77    17,450.77
96 August                  22,037.00   17,736.69   13,842.14    17,616.83
96 September               23,187.68   18,731.39   14,289.32    17,803.91
96 October                 23,448.76   19,258.48   14,323.41    17,991.00
96 November                25,053.91   20,705.06   15,084.62    18,157.06
96 December                24,749.09   20,293.92   15,052.54    18,291.57
97 January                 25,344.80   21,573.35   15,462.02    18,501.66
97 February                25,788.87   21,730.49   15,454.40    18,711.76
97 March                   25,279.81   20,834.19   14,870.86    18,910.32
97 April                   26,005.50   22,089.61   15,067.38    19,085.82
97 May                     26,969.46   23,419.42   16,243.28    19,226.71
97 June                    28,410.00   24,472.69   16,839.26    19,402.21
97 July                    30,305.45   26,424.52   17,878.40    19,577.70
97 August                  29,644.75   24,942.48   17,767.71    19,764.73
97 September               32,601.64   26,305.76   18,740.68    19,963.30
97 October                 31,236.92   25,436.92   17,904.87    20,161.86
97 November                31,496.87   26,604.31   18,050.05    20,302.75
97 December                31,740.57   27,061.19   18,222.11    20,432.12
98 January                 32,473.61   27,369.39   17,938.56    20,640.39
98 February                34,636.07   29,329.59   19,241.60    20,848.66
98 March                   36,053.28   30,831.64   20,049.73    21,056.93
98 April                   37,067.32   31,150.02   20,091.84    21,265.19
98 May                     36,493.10   30,599.75   19,242.40    21,473.46
98 June                    37,482.71   31,848.08   19,118.07    21,669.07
98 July                    36,932.93   31,518.24   17,871.58    21,864.67
98 August                  31,569.53   26,958.25   14,709.23    22,060.27
98 September               30,604.36   28,679.74   15,369.78    22,255.87
98 October                 33,218.87   31,024.16   16,378.44    22,476.81
98 November                35,038.91   32,894.61   17,006.50    22,647.08
98 December                36,273.71   34,789.52   17,532.29    22,804.68
99 January                 37,805.56   36,250.92   17,289.64    23,050.37
99 February                37,894.80   35,114.27   16,293.41    23,268.24
99 March                   38,534.31   36,517.65   16,413.73    23,527.84
99 April                   43,947.85   37,940.49   17,865.97    23,884.85
99 May                     43,263.72   37,027.73   18,054.46    24,074.89
99 June                    43,992.47   39,083.96   18,679.71    24,264.93
99 July                    40,899.02   37,867.19   18,180.40    24,524.53
99 August                  39,382.04   37,677.76   17,368.65    24,770.23
99 September               37,255.29   36,639.78   16,750.22    25,071.58
99 October                 37,879.93   38,983.48   16,629.50    25,303.36
99 November                37,059.55   39,768.65   16,814.79    25,507.31
99 December                37,066.21   42,113.53   17,286.84    25,697.35
2000 January               36,053.17   39,993.00   16,428.57    25,987.84
2000 February              32,471.37   39,224.47   16,128.18    26,354.67
2000 March                 35,058.23   43,061.48   17,191.79    26,782.58
2000 April                 36,921.49   41,769.60   16,834.44    27,011.99
2000 May                   38,531.49   40,895.76   16,402.50    27,256.67
2000 June                  38,024.97   41,914.64   16,357.18    27,608.24
2000 July                  38,820.93   41,266.52   16,418.95    27,883.46
2000 August                40,611.83   43,814.46   17,461.70    28,097.60
2000 September             39,870.14   41,507.33   16,838.45    28,449.16
2000 October               40,611.83   41,343.72   16,456.65    28,709.12
2000 November              42,568.01   38,069.71   15,093.85    28,938.53
2000 December              44,702.59   38,260.41   15,780.46    29,137.40
2001 January               46,336.37   39,620.96   16,896.21    29,564.42
2001 February              46,100.16   35,996.93   15,880.73    29,924.45
2001 March                 44,525.43   33,724.98   14,809.10    30,234.24
2001 April                 47,064.68   36,353.77   15,819.76    30,594.27
2001 May                   48,580.36   36,568.30   16,192.75    30,971.05
2001 June                  49,564.56   35,689.82   16,039.54    31,264.10
2001 July                  50,076.35   35,341.80   15,501.72    31,423.18
2001 August                49,249.62   33,117.14   14,786.64    31,666.00
2001 September             42,812.92   30,437.06   12,476.14    32,042.77
2001 October               43,068.81   31,027.80   13,068.10    32,185.11
2001 November              46,324.37   33,412.69   14,204.70    32,377.68
2001 December              49,326.94   33,704.34   14,821.13    32,503.00

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2001

                                        Value-Line
                   PARTNERS   S&P 500   (Geometric)   Inflation
                     FUND      Index       Index      Plus 10%
                   --------   -------   -----------   ---------
One Year            10.34%    (11.91)%     (6.08)%      11.55%
Five Years          14.79      10.68       (0.31)       12.19
Ten Years           17.30      12.92        4.01        12.51

Past performance does not predict future performance. The Fund's performance results in the graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

                       PARTNERS FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 34.0% OF NET ASSETS)

MARRIOTT INTERNATIONAL, INC. (MAR)                                          8.9%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, Fairfield and Residence Inn names.

WASTE MANAGEMENT, INC. (WMI)                                                7.0%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

FEDEX CORPORATION (FDX)                                                     6.5%
Integrated air-ground transportation company providing time-definite delivery of packages and documents world wide.

TRICON GLOBAL RESTAURANTS, INC. (YUM)                                       6.2%
Franchisor and owner of the Taco Bell, KFC, and Pizza Hut restaurant chains.

GENERAL MOTORS CORPORATION (GM)                                             5.4%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

                NEW HOLDINGS                            ELIMINATIONS
                ------------                            ------------
AT&T Wireless Services, Inc.                  AT&T Wireless Services, Inc.
(spin-off of AT&T Corp.)                      (spin-off of AT&T Corp.)
General Motors -- Class H                     Canadian Pacific Limited
Telephone and Data Systems, Inc.              De Beers Consolidated Mines Ltd.
The Walt Disney Corporation

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                             VALUE
    ----------                                                       --------------
Common Stock 89.5%
                     Beverages 4.4%
       207,000       Coca-Cola Enterprises Inc....................   $    3,920,580
    14,579,600       Diageo plc (Foreign).........................      166,570,326
       620,100       Diageo plc ADR (Foreign).....................       28,692,027
                                                                     --------------
                                                                        199,182,933
                                                                     --------------
                     Broadcasting 4.8%
    13,911,100   *   General Motors -- Class H....................      214,926,495

                     Entertainment 4.5%
     9,720,000       The Walt Disney Corporation..................      201,398,400

                     Environmental Services 7.6%
     1,885,200   *   Allied Waste Industries, Inc.................       26,505,912
     9,960,100       Waste Management, Inc........................      317,826,791
                                                                     --------------
                                                                        344,332,703
                                                                     --------------
                     Health Insurance 0.1%
        83,200       Aetna Inc....................................        2,744,768

                     Lodging 15.9%
    16,405,000       Hilton Hotels Corporation....................      179,142,600
    15,206,250       Host Marriott Corporation(b).................      136,856,250
     9,901,000       Marriott International, Inc..................      402,475,650
                                                                     --------------
                                                                        718,474,500
                                                                     --------------
                     Manufacturing 1.1%
     4,450,000   *   UCAR International, Inc.(b)..................       47,615,000

                     Multi-Industry 5.4%
     5,000,000       General Motors Corporation...................      243,000,000

                     Natural Resources 12.7%
    11,201,032   *   Pioneer Natural Resources Company(b).........      215,731,876
     7,453,384       Plum Creek Timber Company, Inc. (formerly
                       Georgia-Pacific Corporation - Timber
                       Group).....................................      211,303,437
     2,900,000       Rayonier Inc.(b).............................      146,363,000
                                                                     --------------
                                                                        573,398,313
                                                                     --------------
                     Property & Casualty Insurance 4.4%
    52,578,000       The NipponKoa Insurance Company, Ltd.
                       (Foreign)(b)...............................      199,785,086

                     Publishing 4.3%
     2,973,300       Knight Ridder, Inc...........................      193,056,369

                       See Notes to Financial Statements.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                             VALUE
    ----------                                                       --------------
                     Real Estate 3.7%
    10,579,100       TrizecHahn Corporation (Foreign).............   $  166,091,870

                     Restaurants 6.2%
     5,690,000   *   Tricon Global Restaurants, Inc...............      279,948,000

                     Telecommunications 7.9%
     9,440,000       AT&T Corp....................................      171,241,600
     2,084,300       Telephone and Data Systems, Inc..............      187,065,925
                                                                     --------------
                                                                        358,307,525
                                                                     --------------
                     Transportation 6.5%
     5,615,000   *   FedEx Corporation(c).........................      291,306,200
                                                                     --------------
                     TOTAL COMMON STOCKS (COST $3,528,026,811)....    4,033,568,162
                                                                     --------------

       PAR
    ----------
    Short-Term Obligations 10.4%
    120,240,000      Repurchase Agreement with State Street Bank,
                       0.75% due 1-2-02 (Collateralized by U.S.
                       government agency securities)..............      120,240,000
    350,000,000      U.S. Treasury Bills, 1.62%-1.68% due 1-17-02
                       to 1-24-02.................................      349,714,445
                                                                     --------------
                                                                        469,954,445
                                                                     --------------
TOTAL INVESTMENTS (COST $3,997,981,256)(a)................   99.9%    4,503,522,607
OTHER ASSETS AND LIABILITIES, NET.........................    0.1         5,519,050
                                                            -----    --------------
NET ASSETS................................................  100.0%   $4,509,041,657
                                                            =====    ==============
NET ASSET VALUE PER SHARE.........................................           $24.51
                                                                             ======

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $890,084,172 and $(384,542,821) respectively.
(b) Affiliated Company. See Note 7.
(c) Designated as collateral for forward currency contracts. See Note 10.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 12% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and             Currency     Unrealized
 Units Sold              Settlement Date            Market Value      Gain
-------------   ----------------------------------  ------------   -----------
8,700,000,000   Japanese Yen 3-28-02..............  $ 66,675,495   $ 6,761,215
6,800,000,000   Japanese Yen 6-27-02..............    52,381,307     4,627,342
3,100,000,000   Japanese Yen 9-26-02..............    24,047,940     2,957,897
6,000,000,000   Japanese Yen 12-20-02.............    46,850,400       189,976
                                                    ------------   -----------
                                                    $189,955,142   $14,536,430
                                                    ============   ===========

                       See Notes to Financial Statements.

                           (Intentionally Left Blank)

                                     (LOGO)

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund returned 10.5% in 2001 after gaining 3.4% in the fourth quarter. The EAFE Index gained 6.9% during the quarter, but declined 22.6% for the year. The Fund topped most international fund performance for the second year in a row, but its absolute return fell short of our goal of 10% plus inflation. We focus on absolute returns because we invest our money alongside yours. We would happily trade our top relative ranking for five more points of absolute return and value growth.

Our portfolio's overall appraised value declined while the aggregate price of our common stock holdings appreciated. This decline reflected a slowdown in every industry represented in the portfolio. Indicators as diverse as Japanese TV spot advertising rates, European auto sales, London hotel REVPARs, and insurance underwriting profits all fell during the second half of 2001. The September 11th attacks accelerated these trends, particularly in our insurance and travel related holdings.

In some cases, our appraisals fell because we made mistakes in our assessments of management or of our investee's ability to withstand a downturn. Fiat, Nissan Fire, Fairfax, and Brierley hurt our performance in 2001, but our value markdowns for these companies were more painful than their short-term price declines. We maintain these positions because today's prices represent excellent discounts on more conservative appraisals. With the exception of Nissan's management, which is being replaced, we trust our corporate partners to build value from today's base.

2001 validated our approach to international investing in several important areas. First, we demonstrated the benefits of a partnership approach with international managements despite the barriers raised by distance, language, and disparate corporate governance frameworks. Our greatest success was DeBeers, not only because we nearly tripled our original entry price, but also because our efforts helped increase the takeover bid for all shareholders. In Japan, Ezaki Glico repurchased 10% of its shares in a single day after three years of discussions with us regarding the merits of buybacks. Our partnership with NipponKoa has helped CEO Ken Matsuzawa implement share repurchases and introduce an investment committee that will include outside advisers.

Second, we showed that waiting for qualifying investments makes sense when opportunities are scarce. Our 20% cash position blunted the impact of September 11th and positioned us to purchase excellent companies such as Philips and Lagardere at bargain prices.

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Third, we demonstrated the depth of our international research effort. Normally, we buy only a few names per year. In 2001, we initiated ten major positions and invested nearly a quarter of the Fund in a one-week period in September. Our investment team's prior analytical work and knowledge of managements enabled us to quickly buy five previously owned companies, including Ezaki Glico, NewsCorp, and Nippon Broadcasting, when their prices dropped. Jim Thompson's work from our recently established London office helped update old research and find new investments on short notice. We could not have acted so quickly with such confidence five years ago.

Fourth, we delivered outstanding returns in the three-year period ending in 2001. Three years is not a long-term track record, but it has been enough time to test our approach in widely varied markets. Our three year compounded annual return of 20% nearly doubled our absolute return objective and far surpassed the EAFE Index's annual loss of 6% over the same period. We believe that our record demonstrates that intelligent international investors can generate excellent absolute returns while taking less risk than the market.

Thank you for your support. Your long-term partnership helps ensure our success.

                 INTERNATIONAL FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 2001. Each company listed impacted performance by at least $4 million.

                                                              CONTRIBUTION
FROM PORTFOLIO HOLDINGS BY COUNTRY:                           ------------
AUSTRALIA
  The News Corporation Limited..............................  $ 10,411,620
CANADA
  Brascan Corporation.......................................     5,575,874
  Molson Inc. -- Class A....................................     5,220,105
  Hollinger International Inc...............................    (8,515,640)
  Fairfax Financial Holdings Limited........................   (17,148,074)
  Other securities and foreign exchange, net................     3,051,977
                                                              ------------
                                                               (11,815,758)
                                                              ------------
FRANCE
  Lagardere S.C.A...........................................     6,158,985
  Renault SA net of Nissan Motor Co. short sale.............    (4,140,145)
                                                              ------------
                                                                 2,018,840
                                                              ------------
ITALY
  Fiat S.p.A. and foreign exchange, net.....................   (13,610,044)
JAPAN
  The NipponKoa Insurance Company, Ltd......................    11,662,617
  Realized and unrealized foreign exchange..................     8,625,970
  Ezaki Glico Co., Ltd......................................    (4,047,598)
  The Nissan Fire & Marine Insurance Company, Ltd...........    (6,427,323)
  Nippon Broadcasting System, Inc...........................    (6,870,656)
  Other securities, net.....................................     2,697,291
                                                              ------------
                                                                 5,640,301
                                                              ------------
NETHERLANDS
  Koninklijke (Royal) Philips Electronics N.V. and foreign
    exchange, net...........................................    21,990,589
SINGAPORE
  BIL International Limited (formerly Brierley Investments)
    and foreign exchange, net...............................   (14,288,364)
SOUTH AFRICA
  De Beers Consolidated Mines Ltd. net of Anglo American
    short sale..............................................    31,635,021
UNITED STATES
  Tricon Global Restaurants, Inc............................    12,558,128
  Other securities, net.....................................     3,485,051
                                                              ------------
                                                                16,043,179
                                                              ------------
All other securities and foreign exchange, net..............    (3,846,508)
                                                              ------------
                                                                44,178,876
Interest income.............................................     5,565,212
Expenses....................................................   (11,857,383)
                                                              ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $ 37,886,705
                                                              ============

                    INTERNATIONAL FUND - PERFORMANCE HISTORY

                      LONGLEAF PARTNERS INTERNATIONAL FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                         SINCE PUBLIC OFFERING 10/26/98


The following are the co-ordinates for the line graph depicting the change in value of a $10,000 investment from the initial public offering of the International Fund on October 26, 1998 through December 31, 2001.

                                                             INFLATION
                                       INT'L       EAFE        PLUS
                                       FUND       INDEX         10%
                                     ---------   ---------   ---------
26-Oct-98                            10,000.00   10,000.00   10,000.00
98 October                           10,218.58   10,168.83   10,107.78
98 November                          10,907.10   10,676.83   10,191.12
98 December                          10,901.77   11,084.86   10,268.34
99 January                           11,043.92   11,039.11   10,378.97
99 February                          10,650.27   10,762.93   10,477.07
99 March                             11,546.91   11,199.02   10,593.96
99 April                             13,143.35   11,639.61   10,754.71
99 May                               12,902.79   11,027.13   10,840.28
99 June                              13,362.04   11,443.97   10,925.85
99 July                              13,657.28   11,770.66   11,042.74
99 August                            13,799.43   11,800.15   11,153.37
99 September                         13,602.61   11,905.48   11,289.06
99 October                           13,886.90   12,338.04   11,393.43
99 November                          13,350.31   12,753.65   11,485.26
99 December                          13,558.39   13,885.59   11,570.83
2000 January                         13,964.47   12,990.78   11,701.63
2000 February                        12,813.92   13,327.83   11,866.81
2000 March                           13,840.39   13,831.33   12,059.48
2000 April                           14,235.18   13,090.65   12,162.78
2000 May                             14,539.74   12,758.11   12,272.95
2000 June                            15,239.09   13,243.19   12,431.25
2000 July                            15,915.88   12,675.15   12,555.18
2000 August                          17,043.87   12,772.42   12,651.60
2000 September                       16,705.47   12,137.91   12,809.90
2000 October                         16,479.88   11,838.77   12,926.95
2000 November                        16,461.75   11,382.44   13,030.25
2000 December                        17,074.44   11,774.14   13,119.80
2001 January                         17,994.70   11,765.37   13,312.07
2001 February                        18,787.55   10,873.08   13,474.18
2001 March                           18,631.81   10,121.95   13,613.67
2001 April                           19,183.97   10,804.26   13,775.79
2001 May                             19,495.44   10,391.90   13,945.44
2001 June                            19,750.28    9,952.39   14,077.39
2001 July                            19,821.07    9,767.08   14,149.02
2001 August                          19,665.34    9,502.66   14,258.35
2001 September                       18,235.39    8,528.03   14,428.01
2001 October                         18,858.34    8,744.08   14,492.10
2001 November                        18,423.99    9,059.77   14,578.81
2001 December                        18,862.81    9,111.89   14,635.00

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2001

                                       INTERNATIONAL    EAFE    Inflation
                                           FUND        Index    Plus 10%
                                       -------------   ------   ---------
One Year                                   10.47%      (22.61)%   11.55%
Since Public Offering 10/26/98             22.06        (2.88)    12.71

Past performance does not predict future performance. The Fund's performance results in the graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

                     INTERNATIONAL FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 31.1% OF NET ASSETS)

THE NIPPONKOA INSURANCE COMPANY, LTD.                                       9.7%
Japanese provider of both non-life (property/casualty) and life insurance services.

FIAT S.P.A.                                                                 5.5%
A leading Italian industrial group which manufactures autos, commercial vehicles, and agricultural equipment.

THE NEWS CORPORATION LIMITED (NWS)                                          5.4%
An international media company that produces and distributes motion pictures and television programming.

HOLLINGER INTERNATIONAL INC. (HLR)                                          5.3%
Publisher of newspapers and magazines in the U.K., the U.S. and Israel. Papers include the London Daily Telegraph and the Chicago Sun-Times.

RENAULT SA                                                                  5.2%
Manufacturer of automobiles, buses, industrial and agricultural vehicles, and racing car engines and components.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Canadian 88 Energy Corp.            Canadian Pacific Limited
Chofu Seisakusho Co., Ltd.          Chofu Seisakusho Co., Ltd.
Ezaki Glico Co., Ltd.               De Beers Consolidated Mines Ltd.
Fiat S.p.A.                         Guiness Peat Group plc
Koninklijke (Royal) Philips         Sea Containers Limited
  Electronics N.V.                  United International Holdings
Lagardere S.C.A.                    Corporate Bonds
The News Corporation Limited        Wisconsin Central Transportation
Nippon Broadcasting System, Inc.    Corporation
Renault SA
SKY Perfect Communications Inc.
Taisho Pharmaceutical Co., Ltd.
Tokyo Style Co., Ltd.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                                VALUE
    -----------                                                          ------------
Common Stock 82.2%
                      Automobiles 10.6%
                      (Automobiles net of Nissan Motor short 5.4%)
      2,845,000       Fiat S.p.A. (Italy)(d)..........................   $ 45,648,048
      1,224,000       Renault SA (France).............................     43,168,943
                                                                         ------------
                                                                           88,816,991
                                                                         ------------
                      Beverages 4.6%
        909,200       Diageo plc (United Kingdom)(d)..................     10,387,510
        328,100       Diageo plc ADR (United Kingdom).................     15,181,187
        714,600       Molson Inc. -- Class A (Canada).................     12,534,486
                                                                         ------------
                                                                           38,103,183
                                                                         ------------
                      Broadcasting 15.8%
        534,968       Lagardere S.C.A. (France).......................     22,387,769
      4,000,000       The News Corporation Limited (Australia)........     31,987,607
        407,000       The News Corporation Limited ADR
                        (Australia)(d)................................     12,946,670
      1,317,000       Nippon Broadcasting System, Inc. (Japan)(d).....     35,170,900
         31,310   *   SKY Perfect Communications Inc. (Japan)(d)......     28,906,672
                                                                         ------------
                                                                          131,399,618
                                                                         ------------
                      Food 4.5%
      7,908,000       Ezaki Glico Co., Ltd. (Japan)(b) (d)............     37,591,042

                      Industrial Goods 0.1%
         43,000       Tenma Corporation (Japan)(d)....................        401,915

                      Multi-Industry 9.6%
    127,134,000   *   BIL International Limited (Singapore) (formerly
                        Brierley Investments Limited)(b) (d)..........     16,180,065
      1,285,000       Brascan Corporation (Canada)....................     23,143,363
        537,700       Koninklijke (Royal) Philips Electronics N.V.
                        (Netherlands).................................     15,981,278
        842,300       Koninklijke (Royal) Philips Electronics N.V. ADR
                        (Netherlands)(d)..............................     24,519,353
                                                                         ------------
                                                                           79,824,059
                                                                         ------------
                      Natural Resources 0.8%
      2,209,200   *   Canadian 88 Energy Corp. (Canada)...............      2,584,764
      3,349,996       Gendis Inc. (Canada)(b)(c)......................      4,197,201
                                                                         ------------
                                                                            6,781,965
                                                                         ------------
                      Pharmaceuticals 1.5%
        814,000       Taisho Pharmaceutical Co., Ltd. (Japan)(d)......     12,794,440

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                                VALUE
    -----------                                                          ------------
                      Property & Casualty Insurance 17.7%
        394,750   *   Fairfax Financial Holdings Limited
                        (Canada)(d)...................................   $ 40,555,660
     21,362,000       The NipponKoa Insurance Company, Ltd.
                        (Japan)(d)....................................     81,171,003
     12,274,000       The Nissan Fire & Marine Insurance Company, Ltd.
                        (Japan)(d)....................................     26,222,483
                                                                         ------------
                                                                          147,949,146
                                                                         ------------
                      Publishing 5.3%
      3,763,000       Hollinger International Inc. (Canada)(d)........     44,027,100

                      Real Estate 5.8%
      4,671,600   *   O&Y Properties Corporation
                        (Canada)(b) (c) (d)...........................     15,481,278
      2,118,000       TrizecHahn Corporation (Canada)(d)..............     33,252,600
                                                                         ------------
                                                                           48,733,878
                                                                         ------------
                      Restaurants 5.2%
        440,000       MOS Food Service, Inc. (Japan)(d)...............      2,816,724
        820,000   *   Tricon Global Restaurants, Inc. (United
                        States)(d)....................................     40,344,000
                                                                         ------------
                                                                           43,160,724
                                                                         ------------
                      Retail 0.7%
        737,000       Tokyo Style Co., Ltd. (Japan)(d)................      6,320,675
                                                                         ------------
                      TOTAL COMMON STOCKS (COST $724,239,564).........    685,904,736
                                                                         ------------

        PAR
    -----------
Short-Term Obligations 20.3%
     49,562,000       Repurchase Agreement with State Street Bank,
                        0.75% due 1-02-02 (Collateralized by U.S.
                        government agency securities).................     49,562,000
    120,000,000       U.S. Treasury Bills, 1.68% due 1-17-02..........    119,912,000
                                                                         ------------
                                                                          169,474,000
                                                                         ------------
TOTAL INVESTMENTS (COST $893,713,564)(a).......................  102.5%   855,378,736
Common Stock Sold Short
                      Automobiles (5.2)%
     (8,253,000)      Nissan Motor Co., Ltd. (Japan) (Proceeds
                        $50,459,598)...........................   (5.2)   (43,764,937)
OTHER ASSETS AND LIABILITIES, NET..............................    2.7     22,396,139
                                                                 -----   ------------
NET ASSETS.....................................................  100.0%  $834,009,938
                                                                 =====   ============
NET ASSET VALUE PER SHARE.............................................         $12.34
                                                                               ======

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $76,520,778 and $(108,160,945), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid security. See Note 8.
(d) All or a portion designated as collateral on forward currency contracts and short sales. See Note 10.

Note: Country listed in parenthesis after each company indicates location of headquarters/primary operations.

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

                        OPEN FORWARD CURRENCY CONTRACTS

   Currency             Currency Sold and           Currency     Unrealized
  Units Sold             Settlement Date          Market Value   Gain/(Loss)
--------------   -------------------------------  ------------   -----------
    11,000,000   British Pound 9-26-02..........  $ 15,774,118   $   (79,978)
    30,000,000   Canadian Dollar 3-28-02........    18,784,911       396,797
     8,600,000   Canadian Dollar 9-26-02........     5,390,287        31,645
    25,000,000   Canadian Dollar 12-20-02.......    15,681,966       (26,634)
    42,100,000   Euro 6-28-02...................    37,257,508      (429,673)
10,850,000,000   Japanese Yen 3-28-02...........    83,152,773     9,169,989
 6,600,000,000   Japanese Yen 6-28-02...........    50,843,540     4,960,009
 9,950,000,000   Japanese Yen 9-26-02...........    77,186,130     7,146,641
 1,800,000,000   Japanese Yen 12-20-02..........    14,055,120        56,993
                                                  ------------   -----------
                                                  $318,126,353   $21,225,789
                                                  ============   ===========

                         COUNTRY WEIGHTING OF PORTFOLIO
                             (STOCKS AND FORWARDS)

Japan.................................   29.2%
Canada................................   27.4
France................................   10.2
Italy.................................    7.1
Australia.............................    7.0
Netherlands...........................    6.3
United States.........................    6.3
United Kingdom........................    4.0
Singapore.............................    2.5
                                        -----
                                        100.0%
                                        =====

                       See Notes to Financial Statements.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund added 6.1% in the fourth quarter and completed the year up 5.5%. Although the Fund produced positive returns and outperformed the Russell 2000 in 2001, we are disappointed that we did not reach our absolute goal of inflation plus 10%. While a number of our stocks appreciated during the year, value declines at several holdings hindered our compounding progress.

Fleming was the largest contributor to Small-Cap's performance by a wide margin. The stock rose 57% for the year in spite of a 37% decline in the fourth quarter. Mark Hansen and his team have strengthened this food distributor. As the exclusive food supplier to Kmart Super Centers, Fleming gained greater economies of scale and helped the Super Centers lower costs. Recent concerns about Kmart's bankruptcy filing have hurt Fleming's stock. Fleming, however, is involved primarily with Kmart's Super Centers, which are growing and producing free cash flow. Whatever the reorganization outcome at Kmart, Fleming should be able to retain its position in providing the most economic distribution of grocery products both to the Super Centers and to many other varied retail formats. Furthermore, Fleming's non-Kmart business is growing strongly. Fleming sells for roughly half of its value and is one of the most discounted stocks in the portfolio.

A number of equities in the portfolio gained over 20% during the year, reflecting business improvements and how discounted these stocks were at the outset of 2001. Texas Industries expanded both its cement and steel businesses, and steel pricing improved dramatically. Ralcorp strengthened its dominance in the private label food industry through several acquisitions. IHOP grew its restaurant locations and is considering improvements to its capital structure. We are encouraging management to exit the lending business, while leaving the successful IHOP operating model completely intact, and have amended our SEC ownership filing on IHOP to enable us to be more active in our discussions with management.

Several businesses in the portfolio were impaired during 2001. In the second quarter USG filed for bankruptcy to help protect itself from spiraling asbestos claims. The anticipated dilution of equity holders reduced our appraisal by over 50%. In addition, wallboard's increased supply and lower demand have kept prices at depressed levels. USG's price, which fell 75% during the year, remains below our assessment of value after adjusting for all the bad news. Management is working hard to protect shareholders, and the company retains a leading position in the wallboard, ceiling, and building supply distribution businesses, which will benefit when the economy improves.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

U.S. Industries failed to refinance its balance sheet in a timely fashion, and the deepening recession hurt all of its segments. The stock fell 68% and our appraisal also dropped substantially. Lower cash flow forced the company to restructure some of its debt and sell assets at cheap prices. Management has made progress selling all non-core subsidiaries to reduce USI's liabilities. We believe that including its prospective net debt, the value of U.S. Industries' bath and plumbing business with the Zurn and Jacuzzi brands is multiples above the current stock price.

Fairfax Financial Holdings declined 28% during 2001 following a 19% drop in the fourth quarter. Like many insurers, the company increased reserves for losses related to unprofitable business written in 1999 and 2000 and for 9/11 claims. To cover the reserves Fairfax issued additional shares, thereby diluting existing owners and raising fears in the market about the company's financial strength. While our value suffered, the stock fell much more dramatically, and the company sells for less than half of our appraisal. Prem Watsa has added value over the years with his investment skills, and he successfully took a portion of Odyssey Re, the reinsurance subsidiary, public last year. Fairfax has a large cash balance at the holding company, the industry is enjoying price increases, and with the exception of one division, the operating companies are writing new business at profitable levels.

Small-Cap's portfolio changed fairly dramatically during the year as its 40% turnover ratio indicates. We sold three major positions that approached our appraisals - Gulf Canada and Wisconsin Central in the first half and Hilb Rogal in the fourth quarter. We also liquidated six smaller positions during the first three quarters. We spent part of the resulting cash from these sales in the fourth quarter as we added to a number of our most undervalued holdings including IHOP, Hilton, Macerich, TimberWest, and Deltic Timber. We also took a new position in Level 3 Communications corporate bonds, discussed in the third quarter report.

We enter 2002 with the portfolio more concentrated in our best ideas. We believe the fundamentals for good returns are in place.

                   SMALL-CAP FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 2001. Each company listed impacted performance by at least $8 million.

                                                         CONTRIBUTION
                                                         ------------
FROM PORTFOLIO HOLDINGS:
  Fleming Companies, Inc...............................  $ 84,676,116
  Texas Industries, Inc................................    21,751,581
  Ralcorp Holdings, Inc................................    18,418,282
  IHOP Corp. ..........................................    16,893,111
  Hilton Hotels Corporation............................    15,193,627
  Forest City Enterprises, Inc. -- Class A.............    14,692,074
  Genlyte Group Incorporated...........................    14,469,075
  Gulf Canada Resources Limited........................    13,844,830
  TimberWest Forest Corp...............................    12,411,660
  Brascan Corporation..................................    12,291,413
  Hilb, Rogal and Hamilton Company.....................    10,262,726
  Wyndham International, Inc. -- Class A...............   (16,570,840)
  Hollinger International Inc..........................   (18,918,241)
  The MONY Group Inc...................................   (22,558,103)
  Fairfax Financial Holdings Limited...................   (33,019,358)
  U.S. Industries, Inc.................................   (44,353,910)
  USG Corporation......................................   (51,302,135)
  All others, net......................................    27,970,216
                                                         ------------
                                                           76,152,124
Interest income........................................    18,295,840
Expenses...............................................   (15,271,232)
                                                         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................  $ 79,176,732
                                                         ============

                      SMALL-CAP FUND - PERFORMANCE HISTORY

                        LONGLEAF PARTNERS SMALL-CAP FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                                 OVER TEN YEARS

The following are the co-ordinates for the line graph depicting the change in value of a $10,000 investment over 10 years ending 12/31/01:

                                                                        INFLATION
                                 SMALL-CAP    VALUE-LINE    RUSSELL        PLUS
                                    FUND        INDEX      2000 INDEX      10%
                                 ----------   ----------   ----------   ----------
91 December                      10,000.00    10,000.00    10,000.00    10,000.00
92 January                       10,298.03    10,392.24    10,810.27    10,097.84
92 February                      10,575.44    10,618.43    11,125.62    10,217.43
92 March                         10,443.30    10,318.04    10,749.04    10,351.52
92 April                         10,257.73    10,224.19    10,372.45    10,449.36
92 May                            9,994.38    10,261.49    10,510.38    10,547.20
92 June                           9,704.78     9,880.08    10,013.32    10,666.79
92 July                           9,671.98    10,161.23    10,361.74    10,771.88
92 August                         9,625.12     9,866.45    10,069.35    10,884.22
92 September                      9,385.19     9,901.34    10,301.57    10,996.56
92 October                        9,600.75     9,997.19    10,629.02    11,116.15
92 November                      10,231.49    10,438.76    11,442.35    11,213.98
92 December                      10,686.97    10,695.44    11,840.98    11,290.07
93 January                       10,775.07    10,968.56    12,241.75    11,439.84
93 February                      10,828.49    10,964.15    11,959.00    11,573.71
93 March                         11,409.56    11,230.45    12,347.07    11,707.57
93 April                         11,216.49    10,916.02    12,008.14    11,833.48
93 May                           11,736.64    11,243.68    12,539.50    11,943.48
93 June                          11,823.80    11,160.66    12,617.72    12,053.48
93 July                          12,065.60    11,166.28    12,791.93    12,147.56
93 August                        12,342.08    11,537.66    13,344.56    12,273.47
93 September                     12,095.59    11,542.07    13,721.14    12,391.42
93 October                       12,609.18    11,757.44    14,074.31    12,533.25
93 November                      12,518.27    11,495.15    13,611.08    12,635.29
93 December                      12,806.40    11,842.46    14,076.45    12,729.37
94 January                       13,165.16    12,215.85    14,517.79    12,870.37
94 February                      13,061.71    12,031.76    14,465.28    13,020.10
94 March                         12,988.63    11,424.16    13,701.55    13,169.83
94 April                         12,758.94    11,468.68    13,782.99    13,293.37
94 May                           12,697.25    11,360.39    13,628.22    13,408.18
94 June                          12,513.12    11,024.71    13,165.45    13,557.91
94 July                          12,744.70    11,291.01    13,381.76    13,698.91
94 August                        13,373.02    11,810.38    14,127.43    13,857.38
94 September                     13,577.08    11,546.08    14,080.12    13,998.38
94 October                       13,980.45    11,557.31    14,024.55    14,113.19
94 November                      13,130.99    11,009.87    13,458.15    14,236.73
94 December                      13,273.89    11,130.18    13,819.73    14,342.80
95 January                       13,325.88    11,139.81    13,645.37    14,519.81
95 February                      13,604.84    11,545.68    14,213.00    14,696.82
95 March                         13,708.82    11,711.72    14,457.78    14,864.25
95 April                         13,808.80    11,942.33    14,779.25    15,031.68
95 May                           13,827.80    12,177.75    15,033.37    15,179.95
95 June                          14,177.75    12,476.54    15,813.24    15,328.21
95 July                          14,447.70    12,962.22    16,724.11    15,447.74
95 August                        14,907.63    13,069.70    17,070.08    15,605.58
95 September                     15,397.55    13,274.65    17,374.93    15,753.85
95 October                       14,857.64    12,730.41    16,597.88    15,921.28
95 November                      15,267.57    13,182.80    17,295.24    16,031.22
95 December                      15,744.18    13,276.65    17,751.56    16,141.16
96 January                       16,277.69    13,411.81    17,732.47    16,370.31
96 February                      16,778.55    13,605.92    18,285.18    16,557.40
96 March                         17,050.75    13,834.52    18,657.37    16,776.03
96 April                         17,388.28    14,266.86    19,655.01    16,973.63
96 May                           18,237.55    14,508.30    20,429.57    17,139.69
96 June                          17,921.80    14,208.71    19,590.66    17,284.72
96 July                          17,780.25    13,320.77    17,879.54    17,450.77
96 August                        18,466.20    13,842.14    18,917.63    17,616.83
96 September                     18,945.28    14,289.32    19,656.91    17,803.91
96 October                       19,326.36    14,323.41    19,353.96    17,991.00
96 November                      19,903.43    15,084.62    20,151.43    18,157.06
96 December                      20,568.59    15,052.54    20,679.55    18,291.57
97 January                       21,213.52    15,462.02    21,092.83    18,501.66
97 February                      22,088.78    15,454.40    20,581.39    18,711.76
97 March                         21,985.13    14,870.86    19,610.24    18,910.32
97 April                         21,674.18    15,067.38    19,664.90    19,085.82
97 May                           22,952.52    16,243.28    21,852.61    19,226.71
97 June                          24,127.21    16,839.26    22,789.11    19,402.21
97 July                          24,703.04    17,878.40    23,849.55    19,577.70
97 August                        24,979.44    17,767.71    24,395.25    19,764.73
97 September                     26,015.93    18,740.68    26,180.84    19,963.30
97 October                       25,704.98    17,904.87    25,030.75    20,161.86
97 November                      26,096.55    18,050.05    24,868.85    20,302.75
97 December                      26,541.08    18,222.11    25,304.13    20,432.12
98 January                       26,852.20    17,938.56    24,904.78    20,640.39
98 February                      28,288.14    19,241.60    26,746.37    20,848.66
98 March                         29,831.79    20,049.73    27,849.49    21,056.93
98 April                         30,035.21    20,091.84    28,003.49    21,265.19
98 May                           29,927.52    19,242.40    26,495.32    21,473.46
98 June                          30,178.81    19,118.07    26,551.04    21,669.07
98 July                          30,525.83    17,871.58    24,401.60    21,864.67
98 August                        26,744.50    14,709.23    19,663.37    22,060.27
98 September                     26,134.22    15,369.78    21,202.16    22,255.87
98 October                       27,809.50    16,378.44    22,066.93    22,476.81
98 November                      32,188.52    17,006.50    23,223.01    22,647.08
98 December                      29,914.29    17,532.29    24,660.16    22,804.68
99 January                       29,559.96    17,289.64    24,987.75    23,050.37
99 February                      28,701.37    16,293.41    22,963.84    23,268.24
99 March                         29,069.33    16,413.73    23,322.36    23,527.84
99 April                         32,381.03    17,865.97    25,412.25    23,884.85
99 May                           31,713.24    18,054.46    25,783.48    24,074.89
99 June                          33,089.71    18,679.71    26,949.36    24,264.93
99 July                          33,130.59    18,180.40    26,209.97    24,524.53
99 August                        32,040.32    17,368.65    25,239.88    24,770.23
99 September                     31,249.88    16,750.22    25,245.39    25,071.58
99 October                       30,759.25    16,629.50    25,347.65    25,303.36
99 November                      31,541.91    16,814.79    26,861.18    25,507.31
99 December                      31,124.77    17,286.84    29,901.87    25,697.35
2000 January                     29,229.55    16,428.57    29,421.65    25,987.84
2000 February                    29,013.83    16,128.18    34,280.20    26,354.67
2000 March                       29,583.94    17,191.79    32,020.08    26,782.58
2000 April                       30,431.39    16,834.44    30,093.38    27,011.99
2000 May                         31,494.57    16,402.50    28,339.35    27,256.67
2000 June                        31,587.02    16,357.18    30,809.81    27,608.24
2000 July                        33,358.97    16,418.95    29,818.60    27,883.46
2000 August                      34,637.86    17,461.70    32,093.72    28,097.60
2000 September                   33,143.25    16,838.45    31,150.42    28,449.16
2000 October                     32,865.90    16,456.65    29,759.97    28,709.12
2000 November                    31,625.13    15,093.85    26,705.04    28,938.53
2000 December                    35,107.69    15,780.46    28,998.53    29,137.40
2001 January                     36,597.67    16,896.21    30,508.27    29,564.42
2001 February                    37,497.87    15,880.73    28,506.52    29,924.45
2001 March                       35,231.85    14,809.10    27,112.09    30,234.24
2001 April                       36,426.94    15,819.76    29,233.05    30,594.27
2001 May                         38,180.77    16,192.75    29,951.63    30,971.05
2001 June                        38,460.15    16,039.54    30,985.86    31,264.10
2001 July                        39,158.57    15,501.72    29,308.52    31,423.18
2001 August                      38,429.10    14,786.64    28,362.01    31,666.00
2001 September                   34,890.40    12,476.14    24,544.12    32,042.77
2001 October                     34,300.61    13,068.10    25,980.34    32,185.11
2001 November                    36,381.88    14,204.70    27,991.70    32,377.68
2001 December                    37,020.18    14,821.13    29,719.40    32,503.00

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                 Value-Line
                      SMALL-CAP   Russell 2000   (Geometric)   Inflation
                        FUND         Index          Index      Plus 10%
                      ---------   ------------   -----------   ---------
One Year                 5.45%        2.49%         (6.08)%      11.55%
Five Years              12.47         7.52          (0.31)       12.19
Ten Years               13.98        11.51           4.01        12.51

Past performance does not predict future performance. The Fund's performance results in the graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

                       SMALL-CAP FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 28.7% OF NET ASSETS)

HILTON HOTELS CORPORATION (HLT)                                             6.6%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiian Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

LEVEL 3 COMMUNICATIONS, INC. CORPORATE BONDS                                6.2%
Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

FOREST CITY ENTERPRISES, INC. (FCE)                                         5.4%
A diversified, national real estate owner and operator of retail and office properties as well as residential units. Forest City is developing several high profile urban in-fill projects throughout the U.S.

IHOP CORPORATION (IHP)                                                      5.3%
Developer and franchisor of International House of Pancakes/IHOP family restaurants throughout North America and Japan.

THE NEIMAN MARCUS GROUP, INC. (NMG)                                         5.2%
High-end retailer with Bergdorf Goodman and Neiman Marcus stores.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

            NEW HOLDINGS                         ELIMINATIONS
            ------------                         ------------
Brascan Corporation                    Bay View Capital Corp.
Forest City Enterprises,               The Carbide/Graphite Group, Inc.
Inc. -- Class A                        Gulf Canada Resources Limited
Level 3 Communications, Inc.           Hilb, Rogal and Hamilton
  Corporate Bonds                      Company
The Macerich Company                   Pediatrix Medical Group, Inc.
Texas Industries, Inc.                 Scott Technologies, Inc.
                                       VICORP Restaurants, Inc.
                                       Wisconsin Central Transportation
                                       Corporation
                                       Wyndham International, Inc.
                                       Class A

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                               VALUE
    ----------                                                         --------------
Common Stock 83.7%
                     Beverages 2.6%
     3,052,900       PepsiAmericas, Inc. (formerly Whitman
                       Corporation).................................   $   42,130,020

                     Commercial Lighting 4.4%
     2,407,500   *   Genlyte Group Incorporated(b)..................       71,647,200

                     Construction Materials 5.2%
     2,300,900       Texas Industries, Inc.(b)......................       84,903,210

                     Financial Services 4.4%
       376,100   *   Alleghany Corporation(b).......................       72,380,445

                     Food 4.1%
     2,972,000   *   Ralcorp Holdings, Inc.(b)......................       67,464,400

                     Food -- Wholesale 4.4%
     3,911,300       Fleming Companies, Inc.(b).....................       72,359,050

                     Life Insurance 4.4%
     2,089,600       The MONY Group Inc.............................       72,237,472

                     Lodging 6.6%
     9,859,653       Hilton Hotels Corporation......................      107,667,411

                     Manufacturing 4.6%
     1,500,000       Thomas Industries, Inc.(b).....................       37,500,000
     3,061,900   *   USG Corporation(b).............................       17,514,068
     8,140,000   *   U.S. Industries, Inc.(b).......................       20,838,400
                                                                       --------------
                                                                           75,852,468
                                                                       --------------
                     Multi-Industry 3.3%
     3,000,000       Brascan Corporation (Foreign)..................       54,031,197

                     Natural Resources 7.5%
     1,495,000       Deltic Timber Corporation(b)...................       40,963,000
    10,094,000       TimberWest Forest Corp. (Foreign)(b)...........       82,203,846
                                                                       --------------
                                                                          123,166,846
                                                                       --------------
                     Property & Casualty Insurance 4.7%
       741,200   *   Fairfax Financial Holdings Limited (Foreign)...       76,149,094

                     Publishing 5.1%
     7,042,000       Hollinger International Inc. (Foreign).........       82,391,400

                       See Notes to Financial Statements.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                               VALUE
    ----------                                                         --------------
                     Real Estate 11.9%
     3,393,600   *   Catellus Development Corporation(c)............   $   62,442,240
     2,271,675       Forest City Enterprises, Inc. -- Class A.......       87,913,823
     1,638,500       The Macerich Company...........................       43,584,100
                                                                       --------------
                                                                          193,940,163
                                                                       --------------
                     Restaurants 5.3%
     2,978,100   *   IHOP Corp.(b)..................................       87,258,330

                     Retail 5.2%
       514,000   *   The Neiman Marcus Group, Inc. -- Class A(b)....       15,969,980
     2,333,700   *   The Neiman Marcus Group, Inc. -- Class B(b)....       69,310,890
                                                                       --------------
                                                                           85,280,870
                                                                       --------------
                     TOTAL COMMON STOCKS (COST $1,277,594,613)......    1,368,859,576
                                                                       --------------

    PRINCIPAL
      AMOUNT
    ----------
Corporate Bonds 6.2%
                     Telecommunications 6.2%
    213,000,000      Level 3 Communications, Inc., 9.125% due 5-1-08
                       (Cost $94,943,011).............................    101,175,000

        PAR
    -----------
Short-Term Obligation 9.8%
     40,083,000       Repurchase Agreement with State Street Bank,
                        0.75% due 1-2-02 (Collateralized by U.S.
                        government agency securities)...............       40,083,000
    120,000,000       U.S. Treasury Bills, 1.68% due 1-17-02........      119,906,500
                                                                       --------------
                                                                          159,989,500
                                                                       --------------
TOTAL INVESTMENTS (COST $1,532,527,124)(a)...................   99.7%   1,630,024,076
OTHER ASSETS AND LIABILITIES, NET............................    0.3        4,090,929
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,634,115,005
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $21.68
                                                                               ======

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $276,189,446 and $(178,692,494), respectively.
(b) Affiliated Company. See Note 7.
(c) A portion designated as collateral on forward currency contracts. See Note
    10.
Note: Companies designated as "Foreign" represent 18% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

 Currency              Currency Sold and              Currency     Unrealized
Units Sold              Settlement Date             Market Value      Gain
----------   -------------------------------------  ------------   ----------
40,000,000   Canadian Dollar 9-26-02                $25,071,104     $257,374

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2001

                                                 PARTNERS      INTERNATIONAL     SMALL-CAP
                                                   FUND            FUND             FUND
                                              --------------   -------------   --------------
ASSETS:
Investments:
  Affiliated securities, at market value
    (cost $919,066,771, $121,965,468 and
    $692,135,997, respectively) (Note 2 and
    7)......................................  $  746,351,213   $ 73,449,586    $  740,312,819
  Other securities, at market value (cost
    $3,078,914,485, $771,748,096, and
    $840,391,127, respectively) (Note 2)....   3,757,171,394    781,929,150       889,711,257
                                              --------------   ------------    --------------
        TOTAL INVESTMENTS...................   4,503,522,607    855,378,736     1,630,024,076
Cash........................................             792            929               732
Receivable for:
  Dividends and interest....................       1,000,070        576,371         6,091,461
  Fund shares sold..........................      15,739,982      2,902,893         2,093,526
  Securities sold...........................      19,362,859      2,266,546                 -
  Forward currency contracts (Note 2).......      14,536,430     21,225,789           257,374
  Foreign tax reclaims......................               -         67,147                 -
Prepaid assets..............................         164,043         38,654            60,313
                                              --------------   ------------    --------------
        TOTAL ASSETS........................   4,554,326,783    882,457,065     1,638,527,482
                                              --------------   ------------    --------------
LIABILITIES:
Payable for:
  Fund shares redeemed......................      41,695,795      3,338,315         3,002,827
  Securities sold short.....................               -     43,764,937                 -
  Investment counsel fee (Note 3)...........       2,867,633      1,012,741         1,119,819
  Administration fee (Note 4)...............         371,027         67,516           137,985
Other accrued expenses......................         350,671        263,618           151,846
                                              --------------   ------------    --------------
        TOTAL LIABILITIES...................      45,285,126     48,447,127         4,412,477
                                              --------------   ------------    --------------
                                              $4,509,041,657   $834,009,938    $1,634,115,005
                                              ==============   ============    ==============
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................  $3,975,314,788   $834,142,650    $1,535,139,644
  Undistributed net investment income.......               -         83,988                 -
  Accumulated net realized gain on
    investments and foreign currency........      13,649,088     10,199,339         1,219,969
  Unrealized gain (loss) on investments and
    foreign currency........................     520,077,781    (10,416,039)       97,755,392
                                              --------------   ------------    --------------
        Net Assets..........................  $4,509,041,657   $834,009,938    $1,634,115,005
                                              ==============   ============    ==============
NET ASSET VALUE PER SHARE...................          $24.51         $12.34            $21.68
                                                      ======         ======            ======
FUND SHARES ISSUED AND OUTSTANDING..........     183,974,480     67,563,698        75,360,524

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   PARTNERS     INTERNATIONAL    SMALL-CAP
                                                     FUND           FUND            FUND
                                                 ------------   -------------   ------------
INVESTMENT INCOME:
INCOME:
  Dividends from non-affiliates (net of foreign
    tax withheld of $1,153,865, $941,095 and
    $292,838, respectively)....................  $ 44,964,608   $  7,108,992    $  7,293,306
  Dividends from affiliates (net of foreign tax
    withheld of $440,188, $40,684, and $0,
    respectively) (Note 7).....................    12,360,125      6,807,898       7,356,122
  Interest.....................................    12,229,047      5,565,212      18,295,840
                                                 ------------   ------------    ------------
        Total income...........................    69,553,780     19,482,102      32,945,268
                                                 ------------   ------------    ------------
EXPENSES:
  Investment counsel fee (Note 3)..............    31,875,946      9,774,863      12,871,591
  Administration fee (Note 4)..................     4,116,798        651,658       1,582,881
  Transfer agent fee...........................       751,999        118,982         289,168
  Printing.....................................       304,259         87,124         121,463
  Postage and supplies.........................       287,314         88,427          94,284
  Dividend expense on short sale...............       435,500        429,000               -
  Short sale fees (Note 2).....................       254,209        148,085               -
  Custodian fee................................       209,724        184,019          26,909
  Registration and filing fees.................        98,475        148,509          71,462
  Trustees' fees...............................       102,152         51,076          51,076
  Professional fees............................        56,076         73,908          38,129
  Insurance expense............................        58,229          9,215          24,020
  Miscellaneous................................       271,533         92,517         100,249
                                                 ------------   ------------    ------------
        Total expenses.........................    38,822,214     11,857,383      15,271,232
                                                 ------------   ------------    ------------
        Net investment income..................    30,731,566      7,624,719      17,674,036
                                                 ------------   ------------    ------------
REALIZED AND UNREALIZED GAIN:
Net realized gain(loss):
  Non-affiliated securities....................   135,949,433     41,195,355      58,458,741
  Affiliated securities (Note 7)...............     1,992,364        (36,731)     47,246,529
  Short sales..................................    (5,107,360)     1,991,743               -
  Forward currency contracts...................    25,589,039     16,138,576       1,241,964
  Foreign currency transactions................      (137,993)       (62,468)        (10,925)
                                                 ------------   ------------    ------------
      Net gain.................................   158,285,483     59,226,475     106,936,309
                                                 ------------   ------------    ------------
Change in unrealized gain(loss):
  Securities...................................   199,652,349    (53,684,774)    (45,684,876)
  Other assets, liabilities and forwards.......     6,152,780     24,720,285         251,263
                                                 ------------   ------------    ------------
      Change in net unrealized gain (loss).....   205,805,129    (28,964,489)    (45,433,613)
                                                 ------------   ------------    ------------
      Net realized and unrealized gain.........   364,090,612     30,261,986      61,502,696
                                                 ------------   ------------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $394,822,178   $ 37,886,705    $ 79,176,732
                                                 ============   ============    ============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       PARTNERS FUND
                                             ---------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                             ---------------------------------
                                                  2001               2000
                                             --------------     --------------
OPERATIONS:
  Net investment income....................  $   30,731,566     $   25,217,617
  Net gain(loss)...........................     158,285,483        (99,511,670)
  Change in net unrealized gain(loss)......     205,805,129        709,158,244
                                             --------------     --------------
    Net increase in net assets resulting
      from operations......................     394,822,178        634,864,191
                                             --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...............     (31,173,633)       (24,974,395)
  From net realized gain on investments....     (62,672,221)      (260,860,703)
                                             --------------     --------------
    Net decrease in net assets resulting
      from distributions...................     (93,845,854)      (285,835,098)
                                             --------------     --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares.........   1,006,388,732        660,029,511
  Net asset value of shares issued to
    shareholders for reinvestment of
    shareholder distributions..............      87,688,818        271,468,699
  Cost of shares redeemed..................    (638,005,470)    (1,150,643,520)
                                             --------------     --------------
    Net increase in net assets from fund
      share transactions...................     456,072,080       (219,145,310)
                                             --------------     --------------

    Total increase in net assets...........     757,048,404        129,883,783
NET ASSETS:
  Beginning of period......................   3,751,993,253      3,622,109,470
                                             --------------     --------------
  End of period............................  $4,509,041,657     $3,751,993,253
                                             ==============     ==============
  Undistributed net investment income(loss)
    included in net assets at end of
    period.................................      $        -           $144,561
                                                 ==========           ========

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

    INTERNATIONAL FUND                SMALL-CAP FUND
---------------------------   -------------------------------
        YEAR ENDED                      YEAR ENDED
       DECEMBER 31,                    DECEMBER 31,
---------------------------   -------------------------------
    2001           2000            2001             2000
------------   ------------   --------------   --------------
$  7,624,719   $ 11,283,656   $   17,674,036   $    2,915,099
  59,226,475     53,620,421      106,936,309       24,459,327
 (28,964,489)     7,827,331      (45,433,613)     128,714,632
------------   ------------   --------------   --------------
  37,886,705     72,731,408       79,176,732      156,089,058
------------   ------------   --------------   --------------
  (8,452,745)   (12,169,232)     (17,663,112)      (2,948,800)
 (48,899,650)   (69,603,215)    (123,875,554)      (7,278,192)
------------   ------------   --------------   --------------
 (57,352,395)   (81,772,447)    (141,538,666)     (10,226,992)
------------   ------------   --------------   --------------
 541,383,580    233,125,870      328,048,754      316,532,626
  53,975,644     77,440,353      134,240,959        9,573,307
(146,388,940)  (190,632,936)    (242,786,201)    (424,667,789)
------------   ------------   --------------   --------------
 448,970,284    119,933,287      219,503,512      (98,561,856)
------------   ------------   --------------   --------------

 429,504,594    110,892,248      157,141,578       47,300,210
 404,505,344    293,613,096    1,476,973,427    1,429,673,217
------------   ------------   --------------   --------------
$834,009,938   $404,505,344   $1,634,115,005   $1,476,973,427
============   ============   ==============   ==============
     $83,988      $(666,885)         $     -          $     -
     =======      =========          =======          =======

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Longleaf Partners Fund, Longleaf Partners International Fund and Longleaf Partners Small-Cap Fund ("The Funds") are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange, on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close.
  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the last representative sales price, if available, or at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
For reporting purposes, Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is informed of the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts
The Funds generally use forward currency contracts for hedging purposes to reduce market risks. However, when used separately, forward currency contracts have risks. For example, the price movements of the forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Short Sales
A Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, a Fund must maintain collateral in a segregated account consisting of cash or liquid securities with a value at least equal to the current market value of the shorted securities, marked-to-market daily. Short sales are not permitted in a Fund when the dollar amount of all securities sold short would exceed 25% of the net assets of the Fund. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions and are not subject to Southeastern's contractual expense limitation (see Note 3). The Funds generally sell short for hedging rather than speculative purposes.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net
  assets....................................    1.00%
In excess of $400 million...................     .75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities for the period (excluding short-term obligations) are summarized below:

                                             PURCHASES        SALES
                                            ------------   ------------
Partners Fund.............................  $773,228,086   $689,171,749
International Fund........................   501,702,440    171,615,209
Small-Cap Fund............................   528,048,884    553,881,495

Purchases in the Partners and Small-Cap Fund include securities purchased from the Realty Fund in conjunction with its liquidation. The securities were purchased from the Realty Fund at the last sales price on the security's primary exchange, without brokerage commissions, in accord with procedures previously adopted by the Boards of Trustees of the Funds pursuant to Rule 17a-7 of the Investment Company Act of 1940.

NOTE 6. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED DECEMBER 31, 2001
                                       -----------------------------------------
                                        PARTNERS     INTERNATIONAL    SMALL-CAP
                                          FUND           FUND           FUND
                                       -----------   -------------   -----------
    Shares sold......................   42,240,268     40,973,823     14,260,399
    Reinvestment of shareholder
      distribution...................    3,730,778      4,344,513      6,392,192
    Shares redeemed..................  (27,244,107)   (11,308,011)   (10,577,404)
                                       -----------    -----------    -----------
                                        18,726,939     34,010,325     10,075,187
                                       ===========    ===========    ===========

                                             YEAR ENDED DECEMBER 31, 2000
                                       -----------------------------------------
                                        PARTNERS     INTERNATIONAL    SMALL-CAP
                                          FUND           FUND           FUND
                                       -----------   -------------   -----------
    Shares sold......................   32,045,546     16,938,098     15,638,875
    Reinvestment of shareholder
      distribution...................   12,719,810      6,401,785        434,727
    Shares redeemed..................  (56,287,089)   (14,218,490)   (21,569,242)
                                       -----------    -----------    -----------
                                       (11,521,733)     9,121,393     (5,495,640)
                                       ===========    ===========    ===========

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At December 31, 2001, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                 %
                                                            OUTSTANDING
                                                           SHARES OF THE
                                                              COMPANY
                                                           -------------
PARTNERS FUND
  Host Marriott Corporation                                     5.8
  The NipponKoa Insurance Company, Ltd.                         6.2
  Pioneer Natural Resources Company                            11.4
  Rayonier Inc.                                                10.6
  UCAR International, Inc.                                      7.9
INTERNATIONAL FUND
  BIL International Limited                                     9.3
  Ezaki Glico Co., Ltd.                                         5.5
  Gendis Inc. (Note 8)                                         20.0
  O&Y Properties Corporation (Note 8)                          11.3

                                                                 %
                                                            OUTSTANDING
                                                           SHARES OF THE
                                                              COMPANY
                                                           -------------
SMALL-CAP FUND
  Alleghany Corporation                                         5.2
  Deltic Timber Corporation                                    12.6
  Fleming Companies, Inc.                                       8.8
  Genlyte Group Incorporated                                   18.0
  IHOP Corp.                                                   14.4
  The Neiman Marcus Group, Inc. (combined Class A and B)        6.0
  Ralcorp Holdings, Inc.                                        9.9
  Texas Industries, Inc.                                       11.0
  Thomas Industries, Inc.                                       9.9
  TimberWest Forest Corp.                                      15.5
  USG Corporation                                               7.1
  U.S. Industries, Inc.                                        11.0

NOTE 8. ILLIQUID SECURITIES

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.0% of the total outstanding shares of the company and 4,671,600 shares of O&Y Properties Corporation representing 11.3% of the total outstanding shares of the Company. Due to the limited trading volume and the Fund's large ownership stakes, a portion of these positions may be illiquid. Gendis and O&Y together represent 2.4% of the International Fund's net assets at December 31, 2001.

NOTE 9. RELATED OWNERSHIP

At December 31, 2001, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Fund:

                                       Shares Owned   Percent of Fund
                                       ------------   ---------------
International Fund...................   5,798,757           8.6%

NOTE 10. COLLATERAL

Securities with the following aggregate value were segregated to collateralize portfolio obligations at December 31, 2001:

                                                            Value of
                                                           Segregated
                                     Obligation              Assets
                             ---------------------------  ------------
Partners Fund..............  Forward currency contracts   $291,306,200
International Fund.........  Forward currency contracts    383,270,528
                             Short sale obligation          97,464,600
Small-Cap Fund.............  Forward currency contracts     55,200,000

NOTE 11. FEDERAL INCOME TAXES

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions for the year ended December 31, 2001 were subject to tax as follows:

                                   PARTNERS      INTERNATIONAL     SMALL-CAP
                                --------------   -------------   --------------
Long-term capital gains.......  $   45,288,136   $  24,476,844   $  123,258,098
Ordinary income...............      48,557,718      33,857,330       18,280,568
Foreign tax credit............               -        (981,779)               -
                                --------------   -------------   --------------
                                $   93,845,854   $  57,352,395   $  141,538,666
                                ==============   =============   ==============

The tax-basis components of net assets at December 31, 2001 were as follows:

                                   PARTNERS      INTERNATIONAL     SMALL CAP
                                --------------   -------------   --------------
Unrealized appreciation.......  $  893,008,241   $  83,215,438   $  276,190,513
Unrealized depreciation.......    (387,466,890)   (114,857,266)    (178,692,495)
                                --------------   -------------   --------------
Net unrealized appreciation
  (depreciation)..............     505,541,351     (31,641,828)      97,498,018
Undistributed ordinary
  income......................         915,762      14,270,991                -
Undistributed long-term
  gains.......................      27,269,756      17,238,125        1,477,343
Paid-in capital...............   3,975,314,788     834,142,650    1,535,139,644
                                --------------   -------------   --------------
                                $4,509,041,657   $ 834,009,938   $1,634,115,005
                                ==============   =============   ==============

                           (Intentionally Left Blank)

                                     (LOGO)

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

                                                    NET
                                                   GAINS
                           NET                       ON                                 DISTRI-
                          ASSET                  SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                          VALUE        NET        REALIZED       FROM       FROM NET     FROM
                        BEGINNING   INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                        OF PERIOD     INCOME     UNREALIZED   OPERATIONS     INCOME      GAINS
                        ---------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Year ended December
  31,
    2001..............   $22.71        $.20        $2.13        $2.33        $(.20)     $ (.33)
    2000..............    20.49         .15         3.94         4.09         (.15)      (1.72)
    1999..............    24.39         .28          .34          .62         (.29)      (4.23)
    1998..............    25.98         .25         3.22         3.47         (.25)      (4.81)
    1997..............    22.85         .21         6.24         6.45         (.21)      (3.11)
INTERNATIONAL FUND
Year ended December
  31,
    2001..............    12.06         .13         1.13         1.26         (.13)       (.85)
    2000..............    12.02         .35         2.70         3.05         (.38)      (2.63)
    1999..............     9.97         .06         2.38         2.44         (.06)       (.33)
October 26, 1998
    (Initial Public
    Offering) through
    December 31,
    1998..............     9.15(c)      .01          .82          .83         (.01)          -
SMALL-CAP FUND
Year ended December
  31,
    2001..............    22.62         .24          .90         1.14         (.24)      (1.84)
    2000..............    20.20         .05         2.53         2.58         (.05)       (.11)
    1999..............    21.95         .08          .79          .87         (.08)      (2.54)
    1998..............    22.18         .17         2.54         2.71         (.17)      (2.77)
    1997..............    17.86         .18         5.01         5.19         (.18)       (.69)

(a) Annualized
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Capitalized on August 12, 1998 at $10.00.
(d) Aggregate, not annualized.
(e) Expenses presented net of fee waiver. The expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. In 2001 and 2000, the expense ratio for expenses subject to the waiver was 1.73% and 1.74%, respectively (Note 2 and 3).

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

                                               RATIO OF
             NET                               EXPENSES    RATIO OF
            ASSET                NET ASSETS       TO         NET
   TOTAL    VALUE                  END OF      AVERAGE    INCOME TO    PORTFOLIO
  DISTRI-   END OF     TOTAL       PERIOD        NET       AVERAGE     TURNOVER
  BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS     RATE
  -------   ------   ---------   -----------   --------   ----------   ---------
  $ (.53)   $24.51     10.34%    $4,509,042       .94%        .89%       18.43%
   (1.87)    22.71     20.60      3,751,993       .93         .75        20.48
   (4.52)    20.49      2.18      3,622,109       .92        1.16        50.39
   (5.06)    24.39     14.28      3,685,300       .93        1.12        43.78
   (3.32)    25.98     28.25      2,605,070       .94         .81        38.07
    (.98)    12.34     10.47        834,010      1.82(e)     1.17        32.44
   (3.01)    12.06     25.93        404,505      1.79(e)     3.36        69.40
    (.39)    12.02     24.37        293,613      1.75(e)      .60        50.32
    (.01)     9.97      9.02(d)      75,572      1.75(a)(e)   .10(a)     24.05
   (2.08)    21.68      5.45      1,634,115       .96        1.14        40.39
    (.16)    22.62     12.80      1,476,973       .98         .24        21.94
   (2.62)    20.20      4.05      1,429,673       .97         .38        47.48
   (2.94)    21.95     12.71      1,355,364      1.01         .87        52.51
    (.87)    22.18     29.04        915,259      1.09        1.18        16.95

                           (Intentionally Left Blank)

                                     (LOGO)

                            LONGLEAF PARTNERS FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Longleaf Partners Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund, (comprising Longleaf Partners Funds Trust, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 1, 2002

                       INFORMATION ON BOARDS OF TRUSTEES

Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.
--------------------------------------------------------------------------------

                                                              LENGTH OF SERVICE
            NAME, AGE                POSITIONS HELD              AS TRUSTEE
           AND ADDRESS                 WITH FUNDS               (YEAR BEGAN)
--------------------------------------------------------------------------------------
                          AFFILIATED OR INTERESTED TRUSTEES*
--------------------------------------------------------------------------------------
O. Mason Hawkins, CFA, (53)            Chairman of     Partners Fund - 1987
6410 Poplar Ave., Suite 900            the Board;      International Fund - 1998
Memphis, TN 38119                     Co-Portfolio     Small-Cap Fund - 1989
                                         Manager
--------------------------------------------------------------------------------------
G. Staley Cates, CFA, (37)              Trustee;       Partners Fund - 1999
6410 Poplar Ave., Suite 900           Co-Portfolio     International Fund - 1999
Memphis, TN 38119                        Manager       Small-Cap Fund - 1999
--------------------------------------------------------------------------------------
Margaret H. Child (46)                   Trustee       Partners Fund - 2001
150 Federal Street                                     International Fund - 2001
Boston, MA 02110                                       Small-Cap Fund - 2001
--------------------------------------------------------------------------------------
                        INDEPENDENT OR NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------
Chadwick H. Carpenter, Jr. (51)          Trustee       Partners Fund - 1993
143 Page Brook Road                                    International Fund - 1998
Carlisle, MA 01741                                     Small-Cap - 1993
--------------------------------------------------------------------------------------
Daniel W. Connell, Jr. (53)              Trustee       Partners Fund - 1997
One ALLTEL Stadium Place                               International Fund - 1998
Jacksonville, FL 32202                                 Small-Cap Fund - 1997
--------------------------------------------------------------------------------------
Steven N. Melnyk (54)                    Trustee       Partners Fund - 1991
1535 The Greens Way                                    International Fund - 1998
Jacksonville Beach FL 32250                            Small-Cap Fund - 1991
--------------------------------------------------------------------------------------
C. Barham Ray (55)                       Trustee       Partners Fund - 1992
845 Crossover Lane,                                    International Fund - 1998
Ste. 140                                               Small-Cap Fund - 1992
Memphis, TN 38117
--------------------------------------------------------------------------------------
Perry C. Steger (39)                     Trustee       Partners Fund - 2001
11500 North Mopec Expressway                           International Fund - 2001
Austin, TX 78759                                       Small-Cap Fund - 2001
--------------------------------------------------------------------------------------
* Mr. Hawkins and Mr. Cates are directors and officers of Southeastern Asset
  Management, Inc. and as such are classified as "interested" Trustees. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an "interested" Trustee.

                       INFORMATION ON BOARDS OF TRUSTEES

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information about Fund Trustees and can be obtained without charge by calling (800) 445-9469, Option 1.
--------------------------------------------------------------------------------

                                              NUMBER OF
           PRINCIPAL OCCUPATIONS             PORTFOLIOS             OTHER
            DURING PAST 5 YEARS               OVERSEEN          DIRECTORSHIPS
-----------------------------------------------------------------------------------
                        AFFILIATED OR INTERESTED TRUSTEES*
-----------------------------------------------------------------------------------
Chairman of the Board and                         3        Director, Mid-America
Chief Executive Officer,                                   Apartment Communities,
Southeastern Asset Management, Inc.                        Inc., Memphis, TN
-----------------------------------------------------------------------------------
President,                                        3
Southeastern Asset Management, Inc.
-----------------------------------------------------------------------------------
Director of Business Development for              3
a Boston law firm since 1999;
Director of Marketing, Memphis office
(1991-98), Atlanta office (1998-99),
Arthur Andersen LLP (accounting firm)
-----------------------------------------------------------------------------------
                      INDEPENDENT OR NON-INTERESTED TRUSTEES
-----------------------------------------------------------------------------------
Private Investor and Consultant since 1997;       3
Senior Executive Officer,
Progress Software Corp. (1983-97)
-----------------------------------------------------------------------------------
Senior Vice President-Marketing,                  3
Jacksonville Jaguars (NFL franchise)
-----------------------------------------------------------------------------------
Private Investor and Consultant since 1997;       3
Golf Commentator, ABC Sports since 1991;
President, Riverside Golf Group, Inc.
(1989-97)
-----------------------------------------------------------------------------------
Chairman of the Board,                            3        Director, Financial
SSM Corp. (venture capital firm)                           Federal Savings Bank,
                                                           Memphis, TN
-----------------------------------------------------------------------------------
Director of Product Strategy,                     3
National Instruments, Inc.
(industrial automation software)
-----------------------------------------------------------------------------------

                               SERVICE DIRECTORY

                   CONTACT US AT WWW.LONGLEAFPARTNERS.COM OR
                                 (800) 445-9469

FUND INFORMATION                                                        OPTION 1
To request a Prospectus, Statement of Additional Information, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES                                                       OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION                                                     OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES                                                   OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:
Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
4400 Computer Drive
Westborough, MA 01581
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Trotz or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Sm-Cap      LLSCX   543069207       134